O-ROSDHYM-SUP-1

Summary and Statutory Prospectuses and Statement of Additional Information Supplement dated October 31, 2019

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund

This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

Class R5 and R6 shares of the Fund are closed to new investors.

O-ROSDHYM-SUP-1